Agile Funds, Inc.

Agile Multi-Strategy Fund

Supplement dated December 20, 2006

To Prospectus dated February 28, 2006

On November 20, 2006, Agile Funds, Inc. (the “Company”) was granted an exemptive order by the Securities and Exchange Commission permitting the Agile Multi-Strategy Fund (the “Fund”) that permits the Fund to invest in other investment companies not affiliated with the Company or in other affiliated investment companies subject to the terms of the exemptive order.

The paragraph on page i of the Prospectus referring to the pending status of this exemptive order is hereby deleted.

The references to Michael Brady on page 20 of the Prospectus are hereby deleted.

753981.1